LONG-TERM INVESTMENT	12 Months Ended
Dec. 31, 2018
LONG-TERM INVESTMENT
LONG-TERM INVESTMENT

8.           LONG-TERM INVESTMENTS

On February 6, 2015, the Group acquired 30% equity interest of Shantou Demon Network Technology Co., Ltd. (“Demon”), with $2,100 cash consideration. Demon owns an online website specialized in cross-border packages tracking. The Group has significant influence but does not have control over Demon. Accordingly the Group recorded it as an equity method investment. For the years ended December 31, 2016, 2017 and 2018, the Group recorded its share of income of $17,  $208 and $221 in the consolidated statement of operations, respectively.

On March 31, 2017, the Group entered into an agreement with Maikailai Technologies Co., Ltd (“Maikailai”) to acquire  10.53% equity interest of Maikailai with a total cash consideration of $2,950. As the Group does not have readily determinable fair value of Maikailai and the Group does not have significant influence over Maikailai, the investment is recorded as a cost method investment prior to adopting ASU 2016-01. In accordance with ASU 2016-01, the Company elected to use the measurement alternative to measure such investments at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any. It did not result in any impact on the carrying amount of the Company’s equity investment in Maikailai measured at fair value using the measurement alternative.